CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
         (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)


I, Terry R. Otton, President of RS Investment Trust (the "Registrant"), with respect to the report on Form N-CSR/A of RS Investment Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that:


      1.    The Report on Form N-CSR/A fully complies with the  requirements  of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  April 13, 2007                         /s/ Terry R. Otton
     -------------------------------         -----------------------------------
                                              Terry R. Otton, President
                                              (principal executive officer)


I, James E. Klescewski, Treasurer of RS Investment Trust (the "Registrant"), with respect to the report on Form N-CSR/A of RS Investment Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that:


      1.    The Report on Form N-CSR/A fully complies with the  requirements  of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  April 13, 2007                         /s/ James E. Klescewski
     -------------------------------         -----------------------------------
                                              James E. Klescewski, Treasurer
                                              (principal financial officer)